Exhibit 10.1

Execution version

VANTAGE DRILLING COMPANY

7 7/8% CONVERTIBLE SENIOR NOTES DUE 2042

UNDERWRITING AGREEMENT

August 14, 2012

Lazard Capital Markets LLC

30 Rockefeller Plaza

New York, New York 10020

Ladies and Gentlemen:

INTRODUCTION. Vantage Drilling Company, a Cayman Islands exempted company (the “Company”), proposes to issue and sell to Lazard Capital Markets LLC (“LCM”), as underwriter of the offering (the “Underwriter”), $50,000,000 aggregate principal amount of its 7 7/8% Convertible Senior Notes due 2042 (the “Securities”). In addition, the Company proposes to issue and sell to F3 Capital $6,500,000 aggregate principal amount of its 7 7/8% Convertible Senior Notes due 2042 (the “F3 Securities”) concurrently with the offering of the Securities.

The Securities and the F3 Securities are to be issued pursuant to an indenture, to be dated as of August 21, 2012 (the “Base Indenture”), as amended and supplemented by the First Supplemental Indenture to be dated as of August 21, 2012 (as so amended and supplemented, the “Indenture”) between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Securities and the F3 Securities are convertible into cash and the Company’s ordinary shares, $0.001 par value per share (the “Ordinary Shares”), in accordance with the terms of the Securities, the F3 Securities and the Indenture. As used herein, “Underlying Securities” means the Ordinary Shares issued upon conversion of the Securities or the F3 Securities. The Securities and the F3 Securities are to be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”) pursuant to a letter of representations, to be dated on or before the Closing Date (as defined in Section 3 hereof) (the “DTC Agreement”).

1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with the Underwriter that:

(a) Registration Statement. The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”) a “shelf” Registration Statement (as hereinafter defined) on Form S-3 (File No. 333-

175994), which was declared effective by the Commission on August 8, 2011, including a base prospectus relating to the Securities (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement. The term “Registration Statement” as used in this Agreement means the registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430A, 430B or 430C of the Rules and Regulations at the time of its effectiveness), as amended and/or supplemented to the date of this Agreement, including the Base Prospectus. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the Rules and Regulations, will file the Prospectus (as defined below) with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The term “Prospectus” as used in this Agreement means the prospectus, in the form first used (or made available upon request of purchasers pursuant to Rule 173 of the Rules and Regulations). Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 of the Rules and Regulations is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of the effective date of the Registration Statement, the date of such Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Exchange Act that are deemed to be incorporated by reference therein.

(b) General Disclosure Package. As of the Applicable Time (as defined below) and as of the Closing Date, neither (i) any General Use Free Writing Prospectus (as defined below) issued at or prior to the Applicable Time, and the Pricing Prospectus (as defined below) and the information included on Schedule II hereto, all considered together (collectively, the “General Disclosure Package”), (ii) any individual Limited Use Free Writing Prospectus (as defined below) nor (iii) the bona fide electronic road show (as defined in Rule 433(h)(5) of the Rules and Regulations), if any, that has been made available without restriction to any person, when considered together with the General Disclosure Package, included or will include, any untrue statement of a material fact or omitted or, as of the Closing Date, will omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the General Disclosure Package or in any Limited Use Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17). As used in this paragraph (b) and elsewhere in this Agreement:

“Applicable Time” means 7:15 A.M., New York time, on the date of this Agreement.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule II to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Pricing Prospectus” means the Preliminary Prospectus, if any, and the Base Prospectus, each as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

(c) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the offering has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 9A of the Securities Act has been instituted or threatened by the Commission, and each Preliminary Prospectus (if any), at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).

(d) Registration Statement and Prospectus. As of the effective date of the Registration Statement and any post-effective amendment thereto with respect to the offering of the Securities, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of Closing Date the Prospectus complied and will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (d) shall not apply to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).

(e) Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Underwriter as described in Section 6(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act and the Rules and Regulations, has been or will be (within the time period specified in Rule 433 of the Rules and Regulations) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus filed prior to delivery of such Issuer Free Writing Prospectus, such Issuer Free Writing Prospectus, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17). The Company (including its agents and representatives, other than the Underwriter in its capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 of the Rules and Regulations) that constitutes an offer to sell or solicitation of an offer to buy the Securities other than the Registration Statement, any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 6(b). The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 of the Rules and Regulations.

(f) Incorporated Documents. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement, the Indenture and the Securities and the F3 Securities (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of each of the Transaction Documents and the consummation by it of the transactions contemplated thereby or by the General Disclosure Package and the Prospectus has been duly and validly taken.

(h) The Indenture. The Indenture has been duly authorized by the Company and upon effectiveness of the Registration Statement and on the Closing Date was or will have been duly qualified under the Trust Indenture Act and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”).

(i) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(j) The Securities. The Securities and the F3 Securities to be issued and sold by the Company hereunder have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k) The Underlying Securities. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, and upon issuance and delivery of the F3 Securities in accordance with the Indenture, the Securities and the F3 Securities will be convertible at the option of the holder thereof into shares of the Underlying Securities, or a combination of cash and the Underlying Securities, in accordance the terms of the Securities and the F3 Securities; the Underlying Securities reserved for issuance upon conversion of the Securities and the F3 Securities have been duly authorized and reserved and, when issued upon conversion of the Securities and the F3 Securities in accordance with the terms of the Securities and the F3 Securities, will be validly issued, fully paid and non assessable, and the issuance of the Underlying Securities will not be subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Underlying Securities. The Underlying Securities will conform to the description thereof in the Registration Statement, the General Disclosure Package and the Prospectus.

(l) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(m) No Applicable Registration or Other Similar Rights; No Other Registration Rights. There are no persons with registration or other similar rights to have any equity or debt securities of the Company or any affiliate (as defined in Rule 501(b) of the Rules and Regulations) registered for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities and the F3 Securities or the Underlying Securities.

(n) Incorporation and Good Standing of the Company and its Subsidiaries. The Company and each of its subsidiaries (i) has been duly incorporated or organized, as the case may be, and is validly existing and is in good standing under the laws of its jurisdiction of incorporation, (ii) has all requisite corporate power and authority, as applicable, to carry on its business and to own, lease and operate its properties and assets and to conduct business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to transact business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than (i) the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and (ii) such other entities omitted from Exhibit 21 which, when such omitted entities are considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X of the Commission.

(o) No Material Adverse Change. Subsequent to the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any liabilities, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, blow-out, environmental event, earthquake, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, or has entered into any transactions not in the ordinary course of business, (ii) there has not been any material decrease in the share capital or any material increase in long-term or short-term indebtedness of the Company or its subsidiaries, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company, and (iii) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole (each of clauses (i), (ii) and (iii), a “Material Adverse Change”). To the knowledge of the Company, after reasonable inquiry, and except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no event that is reasonably likely to occur, which if it were to occur, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) Independent Accountants. UHY, LLP, who has certified and expressed their opinion with respect to the financial statements of the Company (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement, the General Disclosure Package and the Prospectus, is (i) an independent registered public accounting firm with respect to the Company and its subsidiaries as required by the Securities Act and the Exchange Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board (the “PCAOB”).

(q) Preparation of the Financial Statements. The audited consolidated financial statements and related notes of the Company and its consolidated subsidiaries filed with the Commission as a part of the Registration Statement and included in the Preliminary Prospectus, the General Disclosure Package and the Prospectus (the “Financial Statements”) present fairly the financial position, results of operations and cash flows of the Company and its consolidated subsidiaries, as of and at the dates and for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles of the United States, applied on a consistent basis throughout the periods involved (“GAAP”) and the requirements of Regulation S-X of the Commission. No other financial statements or supporting schedules are required to be included in the Registration Statement, the Preliminary Prospectus or the Prospectus. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the financial data set forth under “Capitalization” in the Registration Statement, the General Disclosure Package and the Prospectus has been prepared on a basis consistent with that of the Financial Statements and present fairly the financial position and results of operations of the Company and its consolidated subsidiaries as of the respective dates and for the respective periods indicated. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the unaudited pro forma financial information and related notes of the Company and its consolidated subsidiaries contained in the Registration Statement, the General Disclosure

Package and the Prospectus have been prepared in accordance with the requirements of Regulation S-X of the Commission and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith. All other financial, statistical, and market and industry related data included in the General Disclosure Package and the Prospectus are fairly and accurately presented and are based on or derived from sources that the Company believes to be reliable and accurate.

(r) Company’s Accounting System. The Company and each of its subsidiaries makes and keeps accurate books and records and maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) material transactions are executed in accordance with management’s general or specific authorization, (ii) material transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences. There has not been and is no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and since December 31, 2011, there has been no change in the Company’s internal control over financial reporting that has materially affected, or could reasonably be expected to materially affect, the Company’s internal control over financial reporting.

(s) Capitalization and Other Share Capital Matters. The authorized, issued and outstanding share capital of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus. The share capital of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. All of the issued and outstanding shares of the Company and each of its subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and were not issued in violation of, and are not subject to, any preemptive or similar rights. All of the outstanding shares or other equity interests of each of the Company’s subsidiaries are owned, directly or indirectly, by the Company, free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, “Liens”), other than (i) pursuant to the Company’s Credit Agreement dated as of June 21, 2012, among the Company, the subsidiary guarantors party thereto, and Royal Bank of Canada, as lender and collateral agent, as amended (the “Credit Agreement”), (ii) pursuant to the Company’s Indenture dated as of July 30, 2010 by and among the Company, the guarantors named therein, and Wells Fargo Bank, National Association, as amended and supplemented (the “Secured Indenture”) and (iii) those imposed by the Securities Act and the securities or “Blue Sky” laws of certain domestic or foreign jurisdictions. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and except as contemplated by the Agency and Brokerage Agreement between Hpetroconsult Consultoria S/C and the Company dated January 27, 2009, there are no authorized or outstanding (A) options, warrants or other rights to purchase from the Company or any of its subsidiaries, (B) agreements, contracts, arrangements or other obligations of the

Company or any of its subsidiaries to issue or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares in the share capital of, or other ownership or equity interests in, the Company or any of its subsidiaries.

(t) Stock Exchange Listing. The Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed on the NYSE MKT, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act or delisting the Ordinary Shares from the NYSE MKT, nor has the Company received any notification that the Commission or the NYSE MKT is contemplating terminating such registration or listing.

(u) Non-Contravention of Existing Instruments. Neither the Company nor any of its subsidiaries is in violation of its memorandum and articles of association, certificate of incorporation, by-laws or other organizational or constitutional documents (the “Charter Documents”). Neither the Company nor any of its subsidiaries is (i) in violation of any Federal, state, local or foreign statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation or order (collectively, “Applicable Law”) of any federal, state, local or other governmental authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization, domestic or foreign (each, a “Governmental Authority”) applicable to any of them or any of their respective properties, or (ii) in breach of or default under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which the Company of any of its subsidiaries is a party or by which any of them or their respective property is bound (collectively, “Applicable Agreements”), except for such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All Applicable Agreements are in full force and effect and are legal, valid and binding obligations, other than as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. There exists no condition that, with the passage of time or otherwise, would constitute (a) a violation of such Charter Documents or Applicable Laws, (b) a breach of or default under any Applicable Agreement or (c) result in the imposition of any penalty or the acceleration of any indebtedness, except in the cases of subclauses (b) and (c) above as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(v) No Further Authorizations or Approvals Required. None of the execution, delivery or performance of the Transaction Documents or the consummation of any transactions contemplated by the Transaction Documents or the General Disclosure Package and the Prospectus, including the issuance and sale of the Securities and the F3 Securities (including the issuance of the Underlying Securities upon conversion thereof), will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) or a Debt Repayment Triggering Event (as defined below) under, require the consent of any person (other than consents already obtained and in full force and effect) under, result in the imposition of a Lien on any assets of the Company or any of its subsidiaries (except for liens disclosed in the Registration Statement, the General Disclosure Package and the Prospectus), or result in an acceleration of indebtedness under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement, or (iii) any Applicable Law, except in the case of the immediately preceding clause (ii) and this clause (iii), as would not reasonably be expected to have a Material Adverse Effect. After consummation of the offering of the Securities and the F3 Securities, no default, event of default or Debt Repayment Triggering Event will exist. No consent, approval, authorization or other order of, or registration or filing with, any Governmental Authority, is required for the Company’s execution, delivery and performance of the Transaction Documents and consummation of the offering of the Securities and the F3 Securities, except (i) as required by the state securities or “Blue Sky” laws, (ii) the listing of the Underlying Securities on the NYSE MKT, and (iii) for such consents, approvals, authorizations, orders, filings or registrations that have been obtained or made and are in full force and effect, except in the case of clause (iii), as would not reasonably be expected to have a Material Adverse Effect. As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(w) No Material Actions or Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding, domestic or foreign (collectively, “Proceedings”), pending or, to the best knowledge of the Company or any of its subsidiaries, threatened, (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director (in such person’s capacity as an officer or director) of, or property or assets owned or leased by, the Company or any of its subsidiaries, (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that any such Proceeding might be determined adversely to the Company, such subsidiary or such officer or director, (B) any such Proceeding, if so determined adversely, would reasonably be expected to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by the Transaction Documents, the General Disclosure Package or the Prospectus or (C) any such Proceeding is or would be material in the context of the issuance and sale of any of the Securities, (iv) that seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge the offering of the Securities, or (v) would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Company or its subsidiaries is subject to any judgment, order, decree, rule or regulation of any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(x) Intellectual Property Rights. Each of the Company and its subsidiaries owns, or is licensed under, and has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, “Intellectual Property”) used in the conduct of its businesses except where the failure to own or license such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and, as of the Closing Date, will be free and clear of all Liens (other than the Liens described in the Registration Statement, the General Disclosure Package and the Prospectus). No claims or notices of any potential claim have been asserted by any person challenging the use of any such Intellectual Property by the Company or any of its subsidiaries or questioning the validity or effectiveness of the Intellectual Property or any license or agreement related thereto (other than any claims that, if successful, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect). To the knowledge of the Company and its subsidiaries, the use of such Intellectual Property by the Company or any of its subsidiaries will not infringe on the Intellectual Property rights of any other person.

(y) All Necessary Permits. Each of the Company and its subsidiaries possess all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as now or proposed to be conducted as set forth in the Registration Statement, the General Disclosure Package and the Prospectus (“Permits”), except where the failure to obtain such Permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to such Permits except where the failure to fulfill or perform such obligations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results, or after notice or lapse of time would result in any other material impairment of the rights of the holder of any such Permit; and none of the Company or its subsidiaries has received or has any reason to believe that it has received or will receive any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Registration Statement, the General Disclosure Package and the Prospectus or except where such revocation or modification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z) Title to Properties; Vessel Registration.

(i) Each of the Company and its subsidiaries has and, upon delivery of the Tungsten Explorer by the shipyard to the relevant subsidiary of the Company, will have good, marketable and valid title to all real property owned by it and good title to all personal property owned by it and good, marketable and valid title to all leasehold estates in real and personal property being leased by it and, as of the Closing Date, will be free and clear of all Liens (other than the Liens pursuant to the Credit Agreement and Secured Indenture and as otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus).

(ii) Each of the Topaz Driller, the Emerald Driller, the Sapphire Driller and the Aquamarine Driller is duly permanently registered under Panama law and flag and each of the Platinum Explorer and the Titanium Explorer is duly permanently registered under the Bahamian law and flag, in all cases in the name of the guarantor that owns it free and clear of all Liens and encumbrances of record, and except, in all cases, for Liens pursuant to the Credit Agreement and the Secured Indenture and as otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus.

(aa) Tax Law Compliance. All Tax (as hereinafter defined) returns required to be filed by the Company and each of its subsidiaries have been filed and all such returns are true, complete, and correct in all material respects. All material Taxes that are due from the Company and its subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate accruals have been established in accordance with GAAP. To the knowledge of the Company, after reasonable inquiry, there are no actual or proposed Tax assessments against the Company or any of its subsidiaries that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The accruals on the books and records of the Company and its subsidiaries in respect of any material Tax liability for any period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term “Tax” and “Taxes” shall mean all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

(bb) Investment Company Act. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”). None of the Company or any of its subsidiaries is an “investment company,” as defined in, or that is required to be registered under, the Investment Company Act; none of the Company or any of its subsidiaries, after giving effect to the offering and sale of the Securities and the F3 Securities and the application of the proceeds thereof as described in the Registration Statement, the General Disclosure Package and the Prospectus, will be an “investment company” as defined in, and that is required to be registered under, the Investment Company Act; and the Company and its subsidiaries will conduct their respective businesses in a manner so as not to become subject to the Investment Company Act.

(cc) Insurance. Each of the Company, its subsidiaries and the Topaz Driller, the Emerald Driller, the Sapphire Driller, the Aquamarine Driller, the Platinum Explorer, and the Titanium Explorer (collectively, the “Vessels”) is, and simultaneously with the delivery of the Tungsten Explorer to the relevant subsidiary of the Company, the Tungsten Explorer will be, insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. All policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are, or, with respect to the Tungsten Explorer will be on its delivery date to the relevant subsidiary of the Company, in full force and effect. The Company, its subsidiaries and the Vessels are, or, with respect to the Tungsten Explorer will be on its delivery date to the Company, in compliance with the terms of such policies and instruments in all material respects, and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance (or obtain appropriate insurance) coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(dd) No Price Stabilization or Manipulation; Compliance with Regulation M. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not and, to its knowledge after reasonable inquiry, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities and the F3 Securities or otherwise, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Securities and the F3 Securities or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(ee) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, the General Disclosure Package and the Prospectus which have not been described as required.

(ff) S-3 Eligibility. At the time the Registration Statement was originally declared effective and at the time the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “Annual Report”) was filed with the Commission, the Company met the then applicable requirements for use of Form S-3 under the Securities Act.

(gg) Statistical and Market-Related Data. The statistical and market-related data, if any, included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(hh) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. Each of Company and its subsidiaries has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the

Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to each of the Company’s chief executive officer and chief financial officer by others within the Company, and such disclosure controls and procedures are effective to perform the functions for which they were established. The Company’s independent auditors and board of directors have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and the principal financial officers of the Company have made all certifications required by the Sarbanes Oxley Act of 2002, as amended, and the rules and regulations of the Commission thereunder (the “Sarbanes Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, its subsidiaries and the Company’s board of directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes Oxley Act and the rules and regulations of the Commission promulgated thereunder. The Registration Statement, the General Disclosure Package and the Prospectus accurately describe all of the material weaknesses and significant deficiencies that have been identified by the Company’s independent auditors in their audit of the financial statements of the Company and its subsidiaries.

(ii) Compliance with Environmental Laws. (i) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of hazardous substances or hazardous wastes by the Company or any subsidiary (or, to the knowledge of the Company or any of its predecessors in interest), at, upon or from any of the property or operating equipment now or previously owned, leased or operated by the Company or any subsidiary in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or otherwise under such circumstances that would require the Company or any subsidiary (or any contractual counterparty of any of them) to undertake any remedial action under any Environmental Law (as defined below), except for any violation or remedial action that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) the Company and each of its subsidiaries is in compliance with any and all applicable foreign, Federal, state and local laws and regulations relating to the protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, hazardous or toxic substances or wastes, pollutants, contaminants, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); and (iii) none of the Company or any of its subsidiaries is conducting, or is subject to any order, decree or agreement requiring, or otherwise obligated or required to perform, any response or corrective action under any Environmental Law. Except as disclosed in the General Disclosure Package and the Prospectus, (i) neither the Company nor any subsidiary has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or the Oil Pollution Act, 1990, as amended, and (ii) there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto any property now or previously owned, leased or operated by the Company or any subsidiary or into the environment surrounding such property of any Hazardous Materials by the Company or any subsidiary (or, to the knowledge of the Company, any of its predecessors in interest or respecting any Vessel), except for any such spill, discharge, leak, emission, injection, escape, dumping or release that would not, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, have a Material Adverse Effect.

(jj) ERISA Compliance. Each of the Company, its subsidiaries, and each ERISA Affiliate (as hereinafter defined) has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), with respect to each “pension plan” (as defined in Section 3(2) of ERISA), subject to Section 302 of ERISA, which the Company and its subsidiaries, or any ERISA Affiliate sponsors or maintains, or with respect to which it has (or within the last three years had) any obligation to make contributions, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the “Code”). None of the Company, its subsidiaries or any ERISA Affiliate has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. For purposes of this Agreement, the term “ERISA Affiliate” means a corporation, trade or business that is, along with the Company or any subsidiary, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Section 414 of the Code or Section 4001 of ERISA.

(kk) Labor Matters. (i) Neither the Company nor any of its subsidiaries is party to or bound by any collective bargaining agreement with any labor organization; (ii) there is no union representation question existing with respect to the employees of the Company or its subsidiaries, and, to the knowledge of the Company after due inquiry, no union organizing activities are taking place that, could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) to the knowledge of the Company or its subsidiaries, no union organizing or decertification efforts are underway or threatened against the Company or its subsidiaries; (iv) no labor strike, work stoppage, slowdown, or other material labor dispute is pending against the Company or its subsidiaries, or, to the knowledge of the Company after reasonable inquiry, threatened against the Company or its subsidiaries; (v) there is no worker’s compensation liability, experience or matter that could be reasonably expected to have a Material Adverse

Effect; (vi) to the knowledge of the Company, after reasonable inquiry, there is no threatened or pending liability against the Company or its subsidiaries pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended (“WARN”); (vii) there is no employment-related charge, complaint, grievance, investigation, unfair labor practice claim, or inquiry of any kind, pending against the Company or its subsidiaries that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (viii) to the knowledge of the Company and its subsidiaries, after reasonable inquiry, no employee or agent of the Company or its subsidiaries has committed any act or omission giving rise to liability for any violation identified in subsection (vi) and (vii) above, other than such acts or omissions that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (ix) no term or condition of employment exists through arbitration awards, settlement agreements, or side agreements that is contrary to the express terms of any applicable collective bargaining agreement.

(ll) Brokers. The Company has not engaged any broker, finder, commission agent or other person (other than the Underwriter) in connection with the offering of the Securities or any of the transactions contemplated by this Agreement, and the Company is not under any obligation to pay any broker’s fee or commission in connection with such transactions (other than commissions or fees to the Underwriter).

(mm) No Restrictions on Payments of Dividends. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no encumbrances or restrictions on the ability of any subsidiary (x) to pay dividends or make other distributions on such subsidiary’s share capital or to pay any indebtedness to the Company or any other subsidiary, (y) to make loans or advances or pay any indebtedness to, or investments in, the Company or any other subsidiary of the Company or (z) to transfer any of its property or assets to the Company or any other subsidiary of the Company.

(nn) Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, after due inquiry, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and its subsidiaries and, to the best knowledge of the Company, after due inquiry, the Company’s directors, officers, agents, employees, affiliates or other persons acting on behalf of the Company have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(oo) Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or Governmental Authority or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any of their officers or directors has violated the Money Laundering Laws or any successor laws.

(pp) OFAC. Neither the Company or any of its subsidiaries, any officer of the Company or any of its subsidiaries, nor, to the knowledge of the Company or any of its subsidiaries, any director, agent or affiliate of the Company (i) is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or (ii) is located, organized or resident in a country or territory that is the subject of U.S. sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria). The Company and its subsidiaries will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing or facilitating the activities or business of any person currently subject to or in violation of any U.S. sanctions administered by OFAC; and the Company and its subsidiaries have not knowingly engaged in, and are not now engaged in, and will not knowingly engage in, any dealings or transactions with any person, or in any country or territory that at the time of the dealing or transaction is was the subject of any U.S. sanctions administered by OFAC.

(qq) Bank Secrecy Act; Patriot Act. None of the Company, any of its subsidiaries or any of their officers or directors has violated: (a) the Bank Secrecy Act, as amended or (b) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law or any successor law.

(rr) No Receiver. No receiver (including an administrative receiver), liquidator, trustee, administrator, custodian or similar official has been appointed, to the Company’s knowledge, in any jurisdiction in respect of the whole or any part of the business or assets of the Company, and, to the Company’s knowledge, no step has been taken with a view to the appointment of such a person.

(ss) Ratings Agencies. No “nationally recognized statistical rating organization” (as such term is defined for purposes of Section 3(a)(62) of the Exchange Act) (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company to retain any rating assigned to the Company or any of its subsidiaries or to any securities of the Company or any of its subsidiaries, or (ii) has indicated to the Company that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned, or (B) any change in the outlook for any rating of the Company or any of its subsidiaries or any securities of the Company or any of its subsidiaries.

(tt) Use of Proceeds: Going Concern of the Company. The Company will apply the net proceeds from the sale of the Securities and the F3 Securities to be sold by it hereunder substantially as indicated in the “Use of Proceeds” section of the Registration Statement, the General Disclosure Package and the Prospectus. On the Closing Date, after giving pro forma effect to the offering of the Securities and the F3 Securities and the use of proceeds therefrom as indicated in the “Use of Proceeds” section of the Registration Statement, the General Disclosure Package and the Prospectus, the Company will be Solvent (as defined below). As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company is able to pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities and the F3 Securities as contemplated by this Agreement and the Registration Statement, the General Disclosure Package and the Prospectus, the Company is not incurring debts or liabilities beyond their ability to pay as such debts and liabilities mature; (iv) the Company is not engaged in any business or transaction, nor proposes to engage in any business or transaction, for which their property, taken as a whole, would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged; and (v) the Company is not otherwise insolvent under the standards set forth in applicable Cayman Islands laws.

(uu) Reporting Compliance. The Company is subject to, and is in full compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the Exchange Act.

(vv) Certificates. Each certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Representatives shall be deemed a representation and warranty by the Company or any such subsidiary (and not individually by such officer) to the Underwriter with respect to the matters covered thereby.

(ww) Forward-Looking Statements. The statements (including the assumptions described therein) included or incorporated by reference in the General Disclosure Package and the Prospectus that constitute “forward-looking statements,” as defined in Rule 175(c) of the Rules and Regulations, are within the coverage of Rule 175 of the Rules and Regulations.

The Company acknowledges that the Underwriter and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsel to the Company and counsel to the Underwriter, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

2. AGREEMENTS TO SELL AND PURCHASE. The Company hereby agrees to sell to the Underwriter, and the Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company the aggregate principal amount of the Securities at a purchase price of 97.2% of the principal amount of the Securities (the “Purchase Price”) plus accrued interest, if any, from August 21, 2012 to the Closing Date (as defined below). Notwithstanding the foregoing, the Purchase Price shall not apply to the F3 Securities. The offering price for any F3 Securities shall be equal to 100% of the principal amount of the F3 Securities and the F3 Securities shall not be subject to any concessions or discounts whatsoever.

3. PAYMENT AND DELIVERY. Payment for the Securities to be sold by the Company shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Securities to the Underwriter for the account of the Underwriter at 10:00 a.m., New York City time, on August 21, 2012, or at such other time on the same or such other date, not later than August 21, 2012, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for the Securities to be purchased on the Closing Date shall be made against delivery to the nominee of DTC, for the account of the Underwriter of the Securities to be purchased on such date of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of such Securities duly paid by the Company. The Global Note will be made available for inspection by the Underwriter not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date. Time shall be of the essence, and delivery of the Securities at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder.

4. TERMS OF OFFERING. The Company is advised by the Underwriter that the Underwriter proposes to make an offering of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by the Underwriter that the Securities are to be offered initially at a price of 100% of the principal amount of the Securities.

5. CONDITIONS TO THE UNDERWRITER’S OBLIGATIONS. The obligation of the Company to sell the Securities to the Underwriter and the obligation of the Underwriter to purchase and pay for the Securities on the Closing Date are subject to the condition that the accuracy, when made as of the date hereof and on the Closing Date, of the representations and warranties of the company contained herein, to the performance by the Company of its obligations hereunder and to the following further conditions:

(a) No stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of any Base Prospectus, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 9A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriter; each Issuer Free Writing Prospectus, if any, and the Prospectus shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 6(a).

(b) The Underwriter shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriter, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(c) On the Closing Date the Underwriters shall have received a written certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, dated as of the Closing Date, stating that:

(i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, at the Applicable Time and as of the date of this Agreement and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of the Closing Date, any Permitted Free Writing Prospectus as of its date and as of the Closing Date, and the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading;

(ii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and

(iii) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the General Disclosure Package, any Material Adverse Change.

(d) Since the date of the latest audited financial statements included in the General Disclosure Package or incorporated by reference in the General Disclosure Package as of the date hereof, (i) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package, and (ii) there shall not have been any change in the share capital or long-term debt of the Company nor any of its subsidiaries, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth in the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (d), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated in the General Disclosure Package.

(e) No action shall have been threatened or taken by any party and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent or attempt to prevent, or claim damages as a result of, the issuance or sale of the Securities or materially and adversely affect the business or operations of the Company or its subsidiaries; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Securities or materially and adversely affect the business or operations of the Company or its subsidiaries.

(f) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Section 3(a)(62) of the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), the Company’s corporate credit rating or the rating of any of the Company’s debt securities.

(g) The Underwriter shall have received on the Closing Date an opinion of Fulbright & Jaworski L.L.P., outside counsel for the Company, dated as of the Closing Date, to the effect set forth in Exhibit A-1 hereto.

(h) The Underwriter shall have received on the Closing Date an opinion of Maples and Calder, Cayman Islands counsel for the Company, dated as of the Closing Date, to the effect set forth in Exhibit A-2 hereto.

(i) The Underwriter shall have received on the Closing Date an opinion of Vinson & Elkins L.L.P., counsel for the Underwriter, dated as of the Closing Date, with respect to such matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request to enable them to pass upon such matters.

(j) (i) At the time of execution of this Agreement, the Underwriter shall have received from UHY LLP a letter, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered offerings.

(ii) With respect to the letter of UHY LLP referred to in Section 5(j)(i) and delivered to the Underwriter concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Underwriter a letter (the “bring-down letter”) of such accountants, addressed to the Underwriter and dated as of the Closing Date (i) confirming that they are independent public accountants with the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(k) The “lock-up” agreements, each substantially in the form of Exhibit B hereto, between the Underwriter and the certain shareholders, officers and directors of the Company listed on Schedule III hereto relating to sales and certain other dispositions of Ordinary Shares or certain other securities, delivered to the Underwriter on or before the date hereof, shall be in full force and effect on the Closing Date.

(l) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Registration Statement, the Prospectus and the General Disclosure Package, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(m) The NYSE MKT shall have approved the Underlying Securities for listing, subject only to official notice of issuance.

(n) The Credit Agreement shall have been amended to permit the issuance of the Securities, and the applicable amendment shall be in effect on the Closing Date.

(o) Prior to the Closing Date, the Company shall have furnished to the Underwriter such further information, opinions, certificates, letters or documents as the Underwriter shall have reasonably requested.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to the Underwriter and counsel to the Underwriter.

6. COVENANTS OF THE COMPANY

The Company covenants and agrees with the Underwriter as follows:

(a) To prepare the Prospectus in a form approved by the Underwriter containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on rules 430A, 430B and 430C of the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the second (2nd) business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Rules and Regulations; to notify the Underwriter immediately of the Company’s intention to file or prepare any supplement or amendment to any Registration Statement or to the Prospectus and to make no amendment or supplement to the Registration Statement, the General Disclosure Package or to the Prospectus to which the Underwriter shall reasonably object by notice to the Company after a reasonable period to review; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) or 163(b)(2), as the case may be, of the Rules and Regulations; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the

Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required in connection with the offering or sale of the Securities; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.

(b) The Company represents and agrees that, unless it obtains the prior consent of the Underwriter, it has not made and will not, make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations unless the prior written consent of the Underwriter has been received (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Underwriter hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule II hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in the Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) of the Rules and Regulations a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(c) If at any time when a Prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to amend or supplement any Registration Statement or the Prospectus to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Underwriter, and upon the Underwriter’s request, the Company will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Underwriter, without charge, such number of copies thereof as the Underwriter may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Underwriter.

(d) If the General Disclosure Package is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriter, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Underwriter and any dealers an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(e) If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company has promptly notified or will promptly notify the Underwriter so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).

(f) To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(g) To deliver promptly to the Underwriter in New York City such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission (in each case excluding exhibits), (ii) each Preliminary Prospectus, (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (g) to be made not later than 10:00 A.M., New York time, on the business day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), (vi) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement) and (vii) any document incorporated by reference in the General Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (vii) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such document).

(h) To apply the net proceeds from the sale of the Securities as described in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds”.

(i) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided, however, that the Company shall not be obligated to qualify or register as a foreign corporation or as a dealer in securities or to take an action that would subject it to general service of process in any such jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(j) To make generally available to the Company’s security holders and to the Underwriter as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(k) The Company will not, without the prior written consent of the Underwriter, during the period of 90 days following the date hereof (the “Lock-Up Period”), (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of any Ordinary Shares or any securities convertible into, or exercisable or exchangeable for Ordinary Shares (whether such shares or any such securities are now owned or hereafter acquired) or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Ordinary Shares, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise; provided, however, that the above shall not apply to (i) the sale of the Securities in this offering, the sale of the F3 Securities, or the issuance by the Company of the Underlying Securities upon the conversion of the Securities or the F3 Securities, (ii) the issuance of Ordinary Shares or options to purchase Ordinary Shares, or issue Ordinary Shares upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Registration Statement, General Disclosure Package and Prospectus, but only if the holders of such shares, options, or shares issued upon exercise of such options, agree in writing not to sell, offer, dispose of or otherwise transfer any such shares or options during such Lock-up Period without the prior written consent of LCM (which consent may be withheld at the sole discretion of LCM) or (iii) file one or more registration statements on Form S-8 or amendments thereto relating to the issuance of Ordinary Shares or the issuance and exercise of options to purchase Ordinary Shares granted under the employee benefit plans of the Company existing on the date of the Prospectus or any amendment to or replacement of such plan. Notwithstanding the foregoing, if (i) during the last 17 days of the Lock-up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-up Period, then the restrictions imposed by this agreement shall continue to apply until the expiration of the 18 day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(l) The Company agrees to reserve and keep available at all times, free of preemptive rights, a sufficient number of Underlying Securities to enable the Company to satisfy any obligations to issue Underlying Securities upon conversion of the Securities.

(m) The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities and will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(n) During the period of five years hereafter the Company will furnish to the Underwriter (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, FINRA or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its share capital; provided that the requirements of this Section 6(n) shall be satisfied to the extent the reports, communications, financial statements or other documents referenced herein are available on EDGAR.

7. EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriter and dealers, in the quantities specified above; (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriter, including any transfer or other taxes payable thereon; (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum; (iv) any fees charged by rating agencies for rating the Securities; (v) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (vi) all costs and expenses incident to listing the Underlying Securities on the NYSE MKT; (vii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; (ix) the document production charges and expenses associated with printing the Transaction Documents and any other documents in connection with the offering, purchase, sale and delivery of the Securities and (x) the fees and disbursements of counsel for the Underwriter, up to $100,000.

8. COVENANTS OF THE UNDERWRITER. The Underwriter covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) of the Rules and Regulations a free writing prospectus prepared by or on behalf of the Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

9. INDEMNITY AND CONTRIBUTION.

(a) The Company shall indemnify and hold harmless the Underwriter, its affiliates and each of its and their respective directors, officers, members, employees, representatives and agents and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act of or Section 20 of the Exchange Act

(collectively, the “Underwriter Indemnified Parties,” and each a “Underwriter Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, or (B) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading (C) any breach of the representations and warranties of the Company contained herein, failure of the Company to perform its obligations hereunder or pursuant to any law, any act or failure to act, or any alleged act or failure to act, by the Underwriter in connection with, or relating in any manner to, the offering, and which is included as part of or referred to in any loss, claim, damage, expense, liability, action, investigation or proceeding arising out of or based upon matters covered by subclause (A), (B) or (C) above of this Section 9(a) (provided that the Company shall not be liable in the case of any matter covered by this subclause (C) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, expense or liability resulted directly from any such act or failure to act undertaken or omitted to be taken by the Underwriter through its gross negligence or willful misconduct), and shall reimburse the Underwriter Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17). This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

(b) The Underwriter shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnified Parties,” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 17, and shall reimburse the Company for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. Notwithstanding the provisions of this Section 9(b), in no event shall any indemnity by the Underwriter under this Section 9(b) exceed the total compensation received by the Underwriter in accordance with this Agreement.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 9 notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 9(a) or LCM in the case of a claim for indemnification under Section 9(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by LCM if the indemnified parties under this Section 9 consist of any Underwriter Indemnified Party or by the Company if the indemnified parties under this Section 9 consist of any Company Indemnified Parties. Subject to this Section 9(c), the amount payable by an indemnifying party under Section 9 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 9 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated herein effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d) If the indemnification provided for in Sections 9(a) or 9(b) is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or Section 9(b), then each indemnifying party under such section shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party or parties on the other hand from the offering of the Securities, or (ii) if the allocation provided by clause (i) of this Section 9(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 9(d) but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other with respect to the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriter on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company by the Underwriter for use in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriter’s Information as defined in Section 17. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 9(d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 9(d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(e) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter, any person controlling the Underwriter or any affiliate of the Underwriter, the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

10. TERMINATION. The Underwriter may terminate this Agreement by notice given by the Underwriter to the Company if (1) after the execution and delivery of this Agreement and prior to the Closing Date, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE MKT or the NASDAQ Global Market, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) trading of any securities of the Company shall have been suspended or materially limited on any exchange or in any over-the-counter market, (iii) a material disruption in commercial banking, securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York, Delaware or California authorities or (v) there shall have occurred any outbreak or escalation of national or international hostilities or an act of terrorism, or the United States shall have become engaged in hostilities, or there shall have been a declaration of a national emergency or war by the United States or any change in financial markets, or any change in United States or international economic, political or financial conditions or any calamity or crisis that, in the judgment of the Underwriter, is material and adverse and which, singly or together with any other event specified in this Section 10, makes it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the General Disclosure Package or the Prospectus, (2) any of the events described in Sections 5(d), 5(e) and 5(f) shall have occurred or (3) the Underwriter shall decline to purchase the Securities for any reason permitted under this Agreement.

If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, or if the Underwriter shall decline to purchase the Securities for any reason permitted under this Agreement, the Company will reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

11. EFFECTIVENESS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

12. ENTIRE AGREEMENT. This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company, on the one hand, and the Underwriter, on the other, with respect to the preparation of any preliminary prospectus, the General Disclosure Package, the Prospectus, the conduct of the offering, and the purchase and sale of the Securities.

13. ABSENCE OF A FIDUCIARY RELATIONSHIP. The Company acknowledges and agrees that:

(a) the Underwriter’s responsibility to the Company is solely contractual in nature, the Underwriter has been retained solely to act as underwriter in connection with the offering and no fiduciary, advisory or agency relationship between the Company and the Underwriter has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any of the Underwriter or Lazard Frères & Co. LLC and its affiliates have advised or is advising the Company on other matters;

(b) the price of the Securities set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Underwriter, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) it has been advised that the Underwriter and its affiliates and Lazard Frères & Co. LLC and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Underwriter has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d) it waives, to the fullest extent permitted by law, any claims it may have against the Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriter shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

14. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

15. APPLICABLE LAW; AGENT FOR SERVICE; AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law. No legal proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Underwriter each hereby consent to the jurisdiction of such courts and personal service with respect thereto and hereby irrevocably and unconditionally waive any objection to the laying of venue of any legal proceeding in such courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such legal proceeding brought in any such court has been brought in an inconvenient forum. The Company and the Underwriter each hereby consent to personal jurisdiction, service and venue in any court in which any legal proceeding arising out of or in any way relating to this Agreement is brought by any third party against the Company or the Underwriter. The Company and the Underwriter each hereby waive all right to trial by jury in any legal proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such legal proceeding brought in any such court shall be conclusive and binding upon the Company and the Underwriter and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

16. SUBMISSION TO JURISDICTION, ETC. The Company irrevocably appoints CT Corporation System, 111 Eighth Avenue, New York, N.Y. 10011, as its authorized agent in the Borough of Manhattan, the City of New York, New York upon which process may be served in any such legal or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address provided in Section 21 shall he deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all actions as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

17. UNDERWRITER’S INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriter’s Information consists solely of the following information in the Prospectus: the third, seventh and tenth paragraphs under the heading “Underwriting” in the Prospectus.

18. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of, or to affect of the meaning or interpretation of, this Agreement.

19. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

20. GENERAL. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and LCM.

21. NOTICES. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriter shall be delivered, mailed or sent to Lazard Capital Markets LLC, 30 Rockefeller Plaza, New York, New York 10020, Attention: Equity Syndicate Desk, with a copy to the Legal Department; if to the Company shall be delivered, mailed or sent to Vantage Drilling Company, 777 Post Oak Boulevard, Suite 800, Houston Texas, Attention: Chief Executive Officer.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours, VANTAGE DRILLING COMPANY

By:	/s/ Douglas G. Smith
Name: Douglas G. Smith Title: Chief Financial Officer

Accepted as of the date hereof

Lazard Capital Markets LLC

By:	/s/ Robert K. Lagay
Name: Robert K. Lagay Title: General Counsel / Managing Director

SCHEDULE I

PRICING TERM SHEET Dated August 13, 2012

Filed pursuant to Rule 433

Issuer Free Writing Prospectus

Supplementing the Preliminary

Prospectus Supplement

dated August 13, 2012

(To Prospectus dated August, 8, 2011)

Registration File No. 333-175994

This Pricing Term Sheet is qualified in its entirety by reference to the Preliminary Prospectus Supplement, dated August 13, 2012. The information in this Pricing Term Sheet supplements the Preliminary Prospectus Supplement and supersedes the information in the Preliminary Prospectus Supplement to the extent it is inconsistent with the information in the Preliminary Prospectus Supplement. Capitalized terms used in this Pricing Term Sheet but not defined have the meanings given them in the Preliminary Prospectus Supplement.

$56,500,000 principal amount of

Vantage Drilling Company

7.875% Senior Convertible Notes due 2042

Issuer:	Vantage Drilling Company

Ticker / Exchange for common stock:	VTG / NYSE MKT

Title of securities:	7.875% Senior Convertible Notes due 2042 (the “notes”)

Aggregate principal amount offered:	$56,500,000 aggregate principal amount of notes, consisting of $50,000,000 principal amount of notes in the underwritten offering and $6,500,000 principal amount directly placed to F3 Capital. The completion of the underwritten offering is not conditioned on the concurrent F3 Capital Placement.

Maturity date:	September 1, 2042, unless earlier converted, repurchased or redeemed

Interest rate:	7.875% per annum, accruing from August 21, 2012

Public offering price:	100% per note

Interest payment dates:	Each March 1 and September 1, beginning on March 1, 2013

Reference price:	$1.70, the last reported sale price of the Issuer’s common stock on the NYSE MKT on August 13, 2012

Initial conversion rate:	476.1905 shares of the Issuer’s common stock per $1,000 aggregate principal amount of notes

Initial conversion price:	Approximately $2.10 per common stock of the Issuer

Redemption date:	The notes will be subject to redemption by the Issuer at its option on or after September 1, 2015 and before September 1, 2017 if the volume weighted average price of the Issuer’s ordinary shares is greater than or equal to 125% of the applicable conversion price for at least 20 trading days during any 30 consecutive trading period ending within five trading days prior to the notice of redemption. In addition, the Issuer may redeem the notes at any time on or after September 1, 2017. In each case the redemption purchase price will be equal to 100% of the principal amount of the notes being redeemed, plus accrued and unpaid interest to the redemption date.

Repurchase dates:	The notes will be subject to repurchase by the Issuer at the option of holders on September 1, 2015 and on September 1, 2017 for cash at a price equal to 100% of the principal amount of the notes being repurchased, plus accrued and unpaid interest to the repurchase date.

Mandatory Conversion at the Option of the Issuer:	The notes will be subject to mandatory conversion at the applicable conversion rate at the Issuer’s option on or before September 1, 2015 if the volume weighted average price of our ordinary shares is greater than or equal to 150% of the applicable conversion price for at least 20 trading days during any 30 consecutive trading day period ending within five trading days prior to the notice of conversion. If the Issuer effects such a mandatory conversion, it will provide in addition to the consideration otherwise due upon conversion a Conversion Make Whole Payment.

Termination of Trading Repurchase Right of Holders:	The notes will be subject to purchase by the Issuer, in whole or in part, for cash at the option of holders upon the occurrence of specified termination of trading events at a purchase price equal to 100% of the principal amount of the notes being purchased, plus accrued and unpaid interest to the purchase date.

Use of proceeds:	The Issuer estimates that the net proceeds from the underwritten portion of the offering of the notes will be approximately $48.1 million, after deducting the underwriters’ discount and estimated offering expenses. The Issuer will not receive cash proceeds from F3 Capital for the $6,500,000 principal amount of notes that will be issued in exchange for a portion of the principal of the loan note dated July 30, 2010 issued by the Issuer to F3 Capital.

The Issuer intends to use the net cash proceeds from this offering to fund capital expenditures and working capital needs as well as general corporate purposes.

Commissions and discounts:	The underwriter has advised the Issuer that they propose to initially offer the notes at a price of 100% of the principal amount of the notes, plus accrued interest from the settlement date of the notes, if any. After the initial public offering, the public offering price, concession and discount may be changed.

The following table shows the public offering price, underwriting discount and proceeds before expenses to the Issuer with regards to the underwritten portion of the offering:

Per Note
Public offering price	$1,000
Underwriting discounts and commissions	$28
Proceeds, before expenses, to Issuer	$972

Sole underwriter:	Lazard Capital Markets LLC

Relationships:	From time to time in the ordinary course of business, the underwriter and its respective affiliates have engaged in and/or may in the future engage in commercial banking, financial advisory, derivatives and/or investment banking transactions with the Issuer and its subsidiaries and other affiliates for which they have received or will receive customary fees and compensation.

Trade date:	August 14, 2012

Settlement date*:	(T+5) on August 21, 2012

*       We expect delivery of the notes will be made against payment therefor on or about August 21, 2012, which is the fifth business day following the date of pricing of the notes (such settlement being referred to as “T+5”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in three business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on the date of pricing of the notes or the next succeeding business day will be required, by virtue of the fact that the notes initially will settle in T+5, to specify an alternate settlement cycle at the time of any such trade to prevent failed settlement and should consult their own advisers

CUSIP/ISIN:	CUSIP number: G93205 AA3 ISIN number: KYG93205AA31

Ranking:	The notes will be general unsecured, senior obligations of the Issuer, ranking equally in right of payment with all of its senior unsecured indebtedness, and will be senior in right of payment to its indebtedness that is expressly subordinated to the notes, if any. The notes will be structurally subordinated to all of the Issuer’s indebtedness, including liabilities and commitments of its subsidiaries and will be effectively junior to its secured debt to the extent of the assets securing such debt.

Capitalization:	The following table replaces the table set forth under “Capitalization” on page S-26 of the Preliminary Prospectus Supplement:

	As of June 30, 2012
	Actual	As Adjusted
	(In thousands)
Cash and cash equivalents	$123,709	$171,909

11 1/2% Senior Secured Notes, net of premium of $46,601	$2,046,601	2,046,601
F3 Capital Note, net of discount of $23,935(a)	36,065	32,158
RBC Credit Agreement	0	0
7.875% senior convertible notes due 2042, offered hereby(b)	—	56,500

Long term debt	$2,082,666	$2,135,259

Shareholders’ equity:
Ordinary shares, $0.001 par value, 400,000 shares authorized; 291,000 shares issued and outstanding	292	292
Additional paid in capital(b)	864,921	864,921
Accumulated deficit	(175,803)	(178,396)

Total shareholders’ equity	689,410	686,817

Total capitalization	$2,772,076	$2,822,076

(a)	Reflects the application of $6,500,000 of principal amount under the F3 Capital Note as consideration for $6,500,000 of notes in the F3 Capital Placement. The completion of the F3 Capital Placement and the underwritten offering are not conditioned on the other. Closing of the F3 Capital Placement is subject to final acceptance by F3 Capital of the offering price and customary closing conditions. As a result of the application of $6,500,000 of the F3 Capital Note as consideration for $6,500,000 of notes in the F3 Capital Placement, the Issuer will recognize a charge of approximately $2,593,000.
(b)	In accordance with ASC 470-20, convertible debt that may be wholly or partially settled in cash is required to be separated into a liability and an equity component, such that interest expense reflects the issuer’s nonconvertible debt interest rate. Upon issuance, a debt discount is recognized as a decrease in debt and an increase in equity. The debt component accretes up to the principal amount over the expected term of the debt. ASC 470-20 does not affect the actual amount that we are required to repay, and the amount shown in the table above for the notes, is the aggregate principal amount of the notes, without reflecting the debt discount or fees and expenses that we are required to recognize or the increase in paid in capital.

The Issuer has filed a registration statement (including Preliminary Prospectus Supplement dated August 13, 2012 and an accompanying Prospectus dated August 8, 2011) with the Securities and Exchange Commission, or SEC, for the offering to which this communication relates. Before you invest, you should read the relevant Preliminary Prospectus Supplement, the accompanying Prospectus and the other documents the Issuer has filed with the SEC for more complete information about the Issuer and the offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, copies may be obtained from Lazard Capital Markets LLC, at 212-632-6281.

General

This communication is intended for the sole use of the person to whom it is provided by the sender. This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of the notes or the offering.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any notes in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

SCHEDULE II

General Disclosure Package

1.	Pricing Prospectus dated August 13, 2012

2.	General Use Free Writing Prospectus dated August 13, 2012

SCHEDULE III

Parties Entering Lock-Up Agreements

Paul A. Bragg

Jorge E. Estrada

Robert Grantham

Marcelo D. Guiscardo

John C.G. O’Leary

Steinar Thomassen

Douglas W. Halkett

Douglas G. Smith

Donald Munro

William L. Thomson

Ong Tian Khiam

Duke R. Ligon

Steven Bradshaw

EXHIBIT A-1

Form of Opinion of Counsel to the Company

1.	The Securities and the F3 Securities, in the form certified by the Company as of the date hereof, and the Indenture conform in all material respects to the descriptions thereof contained in the sections entitled “Description of Debt Securities and Guarantees” and “Description of Notes” in the Registration Statement, General Disclosure Package and the Prospectus.

2.	When the Securities and the F3 Securities have been authenticated in the manner set forth in the Indenture and delivered against due payment therefor, pursuant to the terms and conditions of the Agreement with respect to the Securities, the Securities and the F3 Securities will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms.

3.	Assuming due authorization, execution and delivery thereof by the Company and the Trustee, the Indenture constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

4.	The Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the “TIA”).

5.	The statements in the Registration Statement, General Disclosure Package and the Prospectus under the heading “Material U.S. Federal Income Tax Consequences,” insofar as such statements constitute statements or summaries of matters of U.S. Federal tax consequences to certain Holders of the Notes, constitute an accurate summary of such consequences under current law in all material respects.

6.	No consent, approval, authorization or order of any domestic Governmental Authority or third party is required to be obtained or made by the Company pursuant to any statutory law, regulation or rule under Applicable Law which is applicable to it as a condition to the execution and delivery of the Transaction Documents and the consummation of the transactions thereunder by the Company (including the issuance and sale of the Securities and the F3 Securities and the issuance of the Underlying Securities upon conversion of the Securities and the F3 Securities) except for (i) those that (a) have been made or obtained or (b) are expected to be obtained or made by Company in the ordinary course of business subsequent to the consummation of the Transaction Documents, (ii) the filing of a Current Report on Form 8-K regarding the transactions contemplated by the Transaction Documents with the Commission, (iii) those required in connection with the qualification of the Indenture under the TIA, (iv) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under the state securities or blue sky laws in connection with the purchase and distributions of the Securities by the Underwriter and (v) the listing of the Underlying Securities on the NYSE MKT.

7.	None of the transactions contemplated by the Transaction Documents will (i) violate any Applicable Laws that are applicable to the Company or any of its subsidiaries or any order, judgment or decree known to us to be applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is or may be bound, (ii) result in a breach of, or constitute a default (with or without due notice and/or lapse of time) under, or a Debt Repayment Triggering Event under, any existing obligation of the Company or any of its subsidiaries pursuant to the express provisions of any loan or credit agreement, indenture, mortgage, note or other material agreement or instrument filed or incorporated by reference as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2011 (each a “material agreement”), or (iii) result, pursuant to the express provisions of any material agreement, the imposition of any Lien on assets of the Company or any of its subsidiaries.

8.	The issuance and sale of the Securities and the F3 Securities and the issuance of the Underlying Securities upon conversion of the Securities and the F3 Securities are not subject to any preemptive or other similar rights of any securityholder of the Company, except for such rights that are (i) disclosed in the Registration Statement, General Disclosure Package and the Prospectus and (ii) have been fully complied with.

9.	The Company is not, and immediately after giving effect to the transactions contemplated by the Transaction Documents will not be, required to register as an “investment company” within the meaning of the Investment Company Act.

10.	The Registration Statement was declared effective under the Securities Act on August 8, 2011; the Preliminary Prospectus and the Prospectus were filed with the Commission pursuant to Rule 424(b) under the Securities Act on August , 2012 and August , 2012, respectively; any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d); and to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings therefore have been initiated or threatened by the Commission; the Prospectus was filed with the Commission pursuant to Rule 424(b) under the Securities Act in the manner and within the time period required therein.

11.	The Registration Statement, the Preliminary Prospectus, each Issuer Free Writing Prospectus included in the General Disclosure Package and the Prospectus (other than (i) the financial statements and the notes and schedules thereto, (ii) any financial data included or incorporated by reference therein or omitted therefrom, and (iii) the Statements of Eligibility Under the TIA of a Corporation Designated to Act as Trustee on Form T-1, as to which we express no opinion), appear on their face to be appropriately responsive in all material respects with the requirements of the Securities Act and the Rules and Regulations thereunder.

12.	The documents incorporated by reference or deemed incorporated by reference in the Registration Statement, General Disclosure Package and the Prospectus (other than (i) the financial statements and the notes and schedules thereto, (ii) any financial data included or incorporated by reference therein or omitted therefrom, and (iii) the Statements of Eligibility Under the TIA of a Corporation Designated to Act as Trustee on Form T-1, as to which we express no opinion), at the time they were filed with the Commission, appear on their face to have complied as to form in all material respects with the requirements of the Exchange Act.

We confirm to you that, to the best of our knowledge, there is (i) no action, suit, proceeding, inquiry or investigation pending or overtly threatened in writing against or affecting the Company or any of its subsidiaries before or brought by any court or other governmental authority or arbitration board or tribunal that seeks to restrain, enjoin, prevent the consummation of or otherwise expressly question the validity or legality of, the transactions contemplated by the Transaction Documents and (ii) no order prohibiting the transactions contemplated by the Transaction Documents has been issued by the Commission or any other U.S. or non-U.S. regulatory or governmental authority.

We have participated in conferences with officers and representatives of the Company, representatives of the registered public accountants of the Company, and representatives of the Underwriters and their counsel, at which conferences the contents of the Registration Statement, the General Disclosure Package and the Prospectus and related matters were discussed and while we have not independently verified and are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements made in the Registration Statement, the General Disclosure Package and the Prospectus (other than as expressly specified above), based on these conferences and our review of these documents, nothing has come to our attention that causes us to believe that:

(a) the Registration Statement, as of the time it became effective (including the information, if any, deemed pursuant to Rule 430A, 430B or 430C to be part of the Registration Statement at the time it became effective), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading;

(b) the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(c) the Prospectus, as of its date and as of the date hereof, contained or contains, an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

provided that, we do not express any belief with respect to (i) the financial statements and financial data, and (ii) Statements of Eligibility Under the TIA of a Corporation Designated to Act as Trustee on Form T-1, in each case included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.

EXHIBIT A-2

Form of Opinion of Cayman Counsel to the Company

a.	The Company has been duly incorporated as an exempted company with limited liability and is validly existing and in good standing under the laws of the Cayman Islands and has full power and authority under its memorandum and articles of association to own and operate its property and to conduct its business as described in the Registration Statement and the Prospectus Supplement and to enter into and perform its obligations pursuant to the Transaction Documents.

b.	Each Subsidiary has been duly incorporated as an exempted company with limited liability and is validly existing and in good standing under the laws of the Cayman Islands and has full power and authority under its memorandum and articles of association to own and operate its property and to conduct its business as described in the Registration Statement. All of the issued shares of each Subsidiary have been duly and validly authorised and issued, are fully paid and non assessable and, based solely on our review of the Registers of Members, legal title to such shares is held, directly or indirectly, by the Company.

c.	The Company has full power and authority under its memorandum and articles of association to enter into, execute and perform its obligations under the Transaction Documents.

d.	The execution and delivery of the Transaction Documents by the Company and the performance of its obligations thereunder (including the issuance of the Notes and the Underlying Securities upon Conversion thereof) do not conflict with or result in a breach of any of the terms or provisions of the memorandum and articles of association of the Company or any law, public rule or regulation applicable to the Company in the Cayman Islands currently in force.

e.	The execution, delivery and performance of the Transaction Documents have been authorised by and on behalf of the Company and, assuming such Transaction Documents have been executed and unconditionally delivered by a duly authorised Proper Officer (as defined in the Minutes) of the Company, such Transaction Documents have been duly executed and delivered on behalf of the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms.

f.	The Notes have been duly authorised by the Company and when the Notes are signed in facsimile or manually by a Proper Officer (as defined in the Minutes) on behalf of the Company and, if appropriate, authenticated in the manner set forth in the Indenture and delivered against due payment therefor will be duly executed, issued and delivered and will constitute the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.

g.	The Underlying Securities to be issued upon Conversion of the Notes have been duly authorised and when the Underlying Securities are issued in accordance with the articles of association of the Company and entered as fully paid on the Register of Members of the Company, the Underlying Securities will be duly issued as fully paid and non-assessable.

h.	No authorisations, consents, approvals, licences, validations or exemptions are required by law from any governmental authorities or agencies or other official bodies in the Cayman Islands in connection with:

(a)	the issue of the Prospectus Supplement;

(b)	the execution, creation or delivery of the Transaction Documents by the Company;

(c)	subject to the payment of stamp duty, the enforcement of the Transaction Documents against the Company;

(d)	the offering, execution, authentication, allotment, issue or delivery of the Notes;

(e)	the performance by the Company of its obligations under the Transaction Documents (including the issuance of the Notes and the Underlying Securities upon Conversion thereof); or

(f)	the payment of the principal and interest and any other amounts under the Notes.

i.	No taxes, fees or charges (other than stamp duty) are payable (either by direct assessment or withholding) to the government or other taxing authority in the Cayman Islands under the laws of the Cayman Islands in respect of:

(a)	the execution or delivery of the Transaction Documents;

(b)	the enforcement of the Transaction Documents;

(c)	payments made under, or pursuant to, the Transaction Documents; or

(d)	the performance by the Company of its obligations under the Transaction Documents.

The Cayman Islands currently have no form of income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

j.	The courts of the Cayman Islands will observe and give effect to the choice of the law of the State of New York as the governing law of the Transaction Documents.

k.	The obligations of the Company under the Transaction Documents will rank at least pari passu with all its other present and future unsecured obligations (other than those preferred by law).

l.	The appointment by the Company in the jurisdictions specified in the Transaction Documents of an agent to accept service of process in the jurisdictions specified in the Transaction Documents is legal, valid and binding on the Company assuming the same is true under the governing law of the Transaction Documents.

m.	Based solely on our search of the Register of Writs and Other Originating Process and the Register of Appeals (together, the “Court Registers”) maintained by the Clerk of the Court of the Grand Court of the Cayman Islands and by the Registrar of the Court of Appeal of the Cayman Islands respectively from the date of incorporation of the Company to August , 2012 (the “Litigation Search”), the Court Registers disclosed no writ, originating summons, originating motion, petition, counterclaim nor third party notice (“Originating Process”) nor any amended Originating Process pending before the Grand Court of the Cayman Islands nor any appeal pending before the Court of Appeal, in which the Company is a defendant or respondent.

n.	Although there is no statutory enforcement in the Cayman Islands of judgments obtained in the State of New York, a judgment obtained in such jurisdiction will be recognised and enforced in the courts of the Cayman Islands at common law, without any re-examination of the merits of the underlying dispute, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment:

(a)	is given by a foreign court of competent jurisdiction;

(b)	imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given;

(c)	is final;

(d)	is not in respect of taxes, a fine or a penalty; and

(e)	was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

o.	It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Transaction Documents that any document be filed, recorded or enrolled with any governmental authority or agency or any official body in the Cayman Islands.

p.	The statements made in the Prospectus Supplement under the heading “Material Cayman Islands Tax Considerations” are correct in so far as such statements are summaries of or relate to Cayman Islands law.

q.	The articles of association of the Company do not entitle any shareholder of the Company to any pre-emptive right or other similar rights to subscribe for the shares of the Company or to any pre-emptive right or other similar rights to subscribe for the Notes.

r.	None of Lazard Capital Markets LLC, as underwriter, or the holders of the Notes will be required to be licenced, qualified, or otherwise entitled to carry on business in the Cayman Islands in order to enforce their respective rights under the Transaction Documents, or as a consequence of the execution, delivery and performance of the Transaction Documents, or the issue of the Notes.

s.	None of the parties to the Transaction Documents (other than the Company) is or will be treated as resident, domiciled or carrying on or transacting business in the Cayman Islands solely by reason of the negotiation, preparation or execution of the Transaction Documents.

t.	There is no exchange control legislation under Cayman Islands law and accordingly there are no exchange control regulations imposed under Cayman Islands law.

u.	The Company is not entitled to any immunity under the laws of the Cayman Islands whether characterised as sovereign immunity or otherwise for any legal proceedings in the Cayman Islands to enforce or to collect upon the Transaction Documents.

v.	The Statements in the Prospectus Supplement under the caption “Description of Share Capital” insofar as they purport to constitute a summary of the terms of the share capital of the Company are accurate and fair in all material respects. The authorised share capital of the Company is US$510,000 divided into 500,000,000 ordinary shares of US$0.001 par value each and 10,000,000 preferred shares of US$0.001 par value each.

EXHIBIT B

[FORM OF LOCK-UP LETTER]

                , 2012

Lazard Capital Markets LLC

30 Rockefeller Plaza

New York, NY 10020

Ladies and Gentlemen:

The undersigned understands that Lazard Capital Markets LLC (“LCM”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Vantage Drilling Company, a Cayman Islands exempted company (the “Company”), providing for the offering (the “Offering”) by LCM, as underwriter (the “Underwriter”), of $50,000,000 aggregate principal amount of the Company’s Convertible Senior Notes due 2042 (the “Securities”) pursuant to a registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission.

To induce the Underwriter that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of LCM, it will not, directly or indirectly, during the period (the “Lock-up Period”) commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, any ordinary shares of the Company, par value $0.001 (the “Ordinary Shares”) or any securities convertible into or exercisable or exchangeable for Ordinary Shares, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise, or (3) publicly disclose the intention to do any of the foregoing. The foregoing sentence shall not apply to (a) transactions relating to shares of Ordinary Shares or other securities acquired in open market transactions after the completion of the Offering, provided that no filing under Section 17(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Ordinary Shares or other securities acquired in such open market transactions, (b) transfers of Ordinary Shares or any security convertible into Ordinary Shares as a bona fide gift; provided that in the case of any transfer or distribution pursuant to clause (b), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 17(a) of the Exchange Act, reporting a reduction in beneficial ownership of Ordinary Shares, shall be required or shall be voluntarily made during the Lock-up Period, (c) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Ordinary Shares, provided that such plan does not provide for the transfer of Ordinary Shares during the Lock-up Period or (d) sales of Ordinary Shares to cover tax obligations for vesting of grants made pursuant to the Company’s Amended and Restated 2007 Long-Term Incentive Plan. In addition, the undersigned agrees that, without the prior written consent of LCM, it will not, during the Lock-up Period, make any demand for or exercise any right with respect to, the registration of any Ordinary Shares or any security convertible into or exercisable or exchangeable for Ordinary Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Ordinary Shares except in compliance with the foregoing restrictions.

If (i) during the last 17 days of the Lock-up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-up Period, then the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the Company or LCM that the restrictions imposed by this agreement have expired.

The undersigned understands that the Company and LCM are relying upon this agreement in proceeding toward consummation of the Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and LCM.

If (i) the Underwriting Agreement terminates or is terminated prior to the payment for and delivery of the Securities, (ii) either LCM, on the one hand, or the Company, on the other hand, have advised the other in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, (iii) the Company notifies the undersigned in writing that it does not intend to proceed with the Offering, withdraws the Registration Statement or deregisters all of the securities covered by the Registration Statement or (iv) the Underwriting Agreement is not executed on or prior to             , 2012, then this Lock-Up Agreement shall terminate immediately upon such date and be of no further force and effect.

Very truly yours,

(Name)

(Address)